EXHIBIT 10.44


                             INTERCREDITOR AGREEMENT


         INTERCREDITOR AGREEMENT (this "INTERCREDITOR AGREEMENT"), dated as of November 9, 2006, among Bank of America, N.A., in its capacity as administrative agent (the "REVOLVING AGENT") for the Revolving Lenders (as hereinafter defined), GB Merchant Partners, LLC, in its capacity as agent (the "TERM LOAN AGENT") for the Term Loan Lenders (as hereinafter defined), Quaker Fabric Corporation of Fall River (the "BORROWER"), Quaker Fabric Corporation (the "PARENT") and the other credit parties named on the signature pages of this Intercreditor Agreement (together with the Borrower and the Parent, the "CREDIT PARTIES").

         WHEREAS, pursuant to an Amended and Restated Revolving Credit Agreement dated as of the date hereof (as amended and in effect from time to time, including any replacement agreement or agreements therefor, the "REVOLVING CREDIT AGREEMENT"), among the lending institutions party thereto (the "REVOLVING LENDERS"), the Revolving Agent, the Borrower and the Parent, the Revolving Lenders have agreed, upon the terms and subject to the conditions contained therein, to make loans and otherwise to extend credit to the Borrower; and

         WHEREAS, pursuant to a Term Loan Agreement, dated as of the date hereof (as amended and in effect from time to time, including any replacement agreement or agreements therefor, the "TERM LOAN AGREEMENT"), among the Borrower, the Parent, the Term Loan Agent and the lending institutions party thereto (the "TERM LOAN LENDERS"), the Term Loan Lenders have agreed, upon the terms and subject to the conditions contained therein, to make term loans in the aggregate amount of $24,600,000 to the Borrower; and

         WHEREAS,  it  is  a  condition  precedent  to  the  Revolving  Lenders'
willingness to make loans and otherwise extend credit to the Borrower pursuant to the Revolving Credit Agreement and the Term Loan Lenders' willingness to make term loans to the Borrower pursuant to the Term Loan Agreement that the Credit Parties, the Revolving Agent and the Term Loan Agent enter into this Intercreditor Agreement; and

         WHEREAS, in order to induce the Revolving Lenders to make loans and otherwise extend credit to the Borrower pursuant to the Revolving Credit Agreement and the Term Loan Lenders to make the term loans to the Borrower pursuant to the Term Loan Agreement, the Credit Parties, the Revolving Agent and the Term Loan Agent have agreed to enter into this Intercreditor Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS. Terms not otherwise defined herein have the same respective meanings given to them in the Revolving Credit Agreement. In addition, the following terms shall have the following meanings:

         AGREEMENTS. Collectively, the Revolving Credit Agreement and the Term Loan Agreement.

         BANK DEBT. At any time, as reasonably calculated by the Revolving Agent at such time, all "Obligations" under and as defined in the Revolving Credit Agreement at such time. Bank Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against any Credit Party of any petition under any Insolvency Law, regardless of whether the Revolving Agent's or any Revolving Lender's claim therefor is allowed or allowable in the Insolvency Proceeding.

         BANK LOAN TERMINATION DATE. The first date on which (a) the Revolving Lenders have received payment in full in cash of all of the Priority Bank Debt,
(b) the Revolving Agent or the Revolving Lenders shall have received cash collateral (or, in connection with Letters of Credit, "back-to-back" Letters of Credit from a financial institution acceptable to Revolving Agent) in such amounts as the Revolving Agent determines is reasonably necessary to secure the Revolving Lenders (and their affiliates) in connection with (i) any issued and outstanding Letters of Credit constituting Priority Bank Debt but not in any event in an amount greater than 103% of the aggregate undrawn face amount of such Letters of Credit (or such Letters of Credit shall have been returned to the Issuing Bank for cancellation) and (ii) Derivative Agreements but not in any event in an amount greater than 100% of the applicable Credit Party's obligations to the Revolving Agent and the Revolving Lenders (and their affiliates) under such Derivative Agreements, and (c) the commitment of the Revolving Lenders to make any loans or provide other financial accommodations to the Borrower shall have been terminated.

         COLLATERAL. All assets and properties of any kind whatsoever of any Credit Party that is at any time subject to a lien in favor of the Revolving Agent or the Term Loan Agent.

         EXCLUDED BANK DEBT. At any time, (i) the aggregate outstanding principal amount of Revolving Loans and the aggregate undrawn face amount of Letters of Credit made, issued or incurred pursuant to the Loan Documents intentionally and with actual knowledge of the account officers of Revolving Agent active on the account of the Credit Parties that such making, issuance or incurrence would cause such amount of Revolving Loans and Letters of Credit to exceed the Maximum Bank Debt at the time of such making, issuance or incurrence at such time and (ii) any prepayment or early termination fee set forth in the Revolving Credit Agreement; PROVIDED THAT, Excluded Bank Debt shall not include any interest, costs, fees, expenses, or indemnities incurred by or owed to the Revolving Agent or the Revolving Lenders pursuant to the Loan Documents which are charged to a Credit Party's loan account through the advance of a Revolving Loan.

         EXCLUDED TERM LOAN DEBT. At any time, (i) the aggregate outstanding principal amount of indebtedness under the Term Loan Documents in excess of the result of $24,600,000 MINUS all repayments and prepayments of the principal thereof as of such date and (ii) any prepayment or early termination fee set forth in the Term Loan Agreement; PROVIDED THAT, Excluded Term Loan Debt shall not include (a) any interest, costs, fees, expenses, or indemnities incurred by or owed to the Term Loan Agent or the Term Loan Lenders pursuant to the Loan Documents and (b) any amounts not to exceed $2,500,000 in the aggregate at any time advanced by the Term Loan Agent, in its reasonable business judgment in the performance of its duties under the Term Loan Agreement, which the Term Loan Agent determines to be reasonably necessary to (1) preserve or protect the Term Loan Primary Collateral, or any portion thereof, or (2) enhance the likelihood of, or to maximize the amount of, repayment of the Term Loan Debt.

         INSOLVENCY LAWS. (i) The U.S. Bankruptcy Code, (ii) any successor to such statute, (iii) any statute dealing with the reorganization or liquidation of debtors, and (iv) any other applicable insolvency or other similar law of any jurisdiction including, without limitation, any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it.

         INSOLVENCY PROCEEDING. (a) Any case or proceeding commenced by or against any Person under any provision of any Insolvency Laws, or (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any of its assets, or (c) any proceeding for liquidation, dissolution or other winding up of the business of such Person, or (d) any assignment for the benefit of creditors or any marshalling of assets of such Person.

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         LIEN  ENFORCEMENT  ACTION.  (a) Any  action by  Revolving  Agent or any
Revolving Lender or the Term Loan Agent or any Term Loan Lender to foreclose on the lien of such Person in any Collateral, (b) any action, as part of an exercise of rights or remedies, by either Revolving Agent or any Revolving Lender or the Term Loan Agent or any Term Loan Lender to take possession of,
exercise   exclusive  or  partial  control  over,  sell  or  otherwise   realize
(judicially  or  non-judicially)   upon  any  Collateral   (including,   without
limitation, by setoff or notification of account debtors or other Persons obligated on Collateral), and/or (c) the commencement by Revolving Agent or any Revolving Lender or the Term Loan Agent or any Term Loan Lender of any legal proceedings against any Credit Party or with respect to any Collateral to facilitate the actions described in (a) and (b) above; PROVIDED that, for the avoidance of doubt but without limitation, none of the following shall constitute a Lien Enforcement Action: (i) declaring a default or event of default under the Revolving Credit Agreement or the Term Loan Agreement, or making demand for payment or accelerating the maturity of any Bank Debt or Term Loan Debt, (ii) the receipt of payments of principal of or interest on the Bank Debt or the Term Loan Debt, or payments of other obligations arising under the Loan Documents or the Term Loan Documents, except as otherwise expressly set forth in this Intercreditor Agreement, (iii) the implementation of reserves under the Revolving Credit Agreement, (iv) the reduction of advance rates under the Revolving Credit Agreement, (v) the termination of the Commitments or the cessation (whether temporary or permanent) of lending under the Revolving Credit Agreement due to the existence of a Default or Event of Default, (vi) sending by the Revolving Agent, any Revolving Lender or any of their Affiliates of any "activation" notice under a deposit control agreement to block access to any deposit account of a Credit Party, or (vii) the exercise by Revolving Agent, any Revolving Lender or any of their respective Affiliates of any right of offset with respect to Bank Debt not arising under the Revolving Credit Agreement.

         MAXIMUM REVOLVING CREDIT AMOUNT. On any date of determination thereof, an amount equal to the sum of (a) the lesser of (i) the Revolving Borrowing Base Amount at such time and (ii) $25,000,000 less permanent reductions in the Total Commitment under the Revolving Credit Agreement (other than in connection with a refinancing in total of the Bank Debt and other than a reduction or termination occurring after an Event of Default), PLUS (b) $2,500,000.

         MAXIMUM BANK DEBT. On any date of determination thereof, an amount equal to the Maximum Revolving Credit Amount on such date, regardless of whether allowed or allowable in any Insolvency Proceeding; PROVIDED, HOWEVER, that the Maximum Bank Debt shall be calculated without giving effect to any decreases in the Maximum Revolving Credit Amount occurring after the making, issuance or incurrence of any Revolving Loans or Letters of Credit, as a result of (i) Accounts Receivable or inventory that are deemed by the Revolving Agent to be eligible on any date thereafter becoming or being deemed, with the passage of time, ineligible (whether as a result of aging, obsolescence, disputes, or non-payment by account debtors or otherwise), the return of uncollected checks or other items of payment applied to the reduction of Revolving Loans, or other similar involuntary or unintentional actions; (ii) the Revolving Agents exercising discretion under the Revolving Credit Agreement to (x) declare Accounts Receivable previously deemed to be Eligible Accounts Receivable or inventory previously deemed to be Eligible Inventory as no longer constituting Eligible Accounts Receivable or Eligible Inventory, (y) reduce advance rates or
(z) impose, release, increase or decrease the amount of reserves (except as otherwise expressly set forth in this Intercreditor Agreement); (iii) any failure of the Credit Parties to report accurately the amount of Eligible Accounts Receivable or Eligible Inventory on any Borrowing Base Certificate; or
(iv) any revaluations or re-appraisals of Collateral.

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         OCCUPANCY  COMMENCEMENT DATE. The earlier to occur of (a) the Term Loan
Agent's commencement of any Lien Enforcement Action or (b) the commencement of an Insolvency Proceeding.

         PRIORITY BANK DEBT.  All Bank Debt other than Excluded Bank Debt.

         PRIORITY TERM LOAN DEBT. All Term Loan Debt other than Excluded Term Loan Debt.

         REVOLVING BORROWING BASE AMOUNT. At any time, an amount equal to the Borrowing Base (as defined in the Revolving Credit Agreement and as determined by the Revolving Agent from time to time); PROVIDED that the Borrowing Base shall be calculated without giving effect to (a) any amendments or modifications to the definition of "Borrowing Base", or any of the component definitions thereof after the Closing Date, (b) any increase in the percentage advance rates under the Revolving Credit Agreement above the rates in effect on the Closing
Date, or (c) any release in whole or in part of, or decrease in, the Availability Reserve after the Closing Date, in the case of (a), (b) and (c), in a manner which would result in a greater amount of credit being provided to the Borrower as an advance against the Borrowing Base as in effect on the Closing Date; PROVIDED, HOWEVER, the Revolving Credit Agent's discretion to reduce advance rates, establish and release reserves (other than the Availability Reserve) and to determine eligibility pursuant to the Revolving Credit Agreement shall not be limited.

         REVOLVING PRIMARY COLLATERAL. All the Collateral other than the Term Loan Primary Collateral.

         REVOLVING RELEASE EVENT. After the occurrence and during the continuance of an Event of Default, but prior to the commencement of an Insolvency Proceeding, the written request of the Revolving Agent delivered to the Term Loan Agent requesting that the Term Loan Agent release its lien on any Revolving Primary Collateral to be sold or otherwise disposed of, such written request to be delivered to the Term Loan Agent not less than five (5) days prior to the proposed sale or disposition of any Revolving Primary Collateral.

         TERM LOAN DEBT. At any time, as reasonably calculated by the Term Loan Agent at such time, all "Obligations" under and as defined in the Term Loan Agreement at such time. Term Loan Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against any Credit Party of any petition under any Insolvency Law, regardless of whether the Term Loan Agent's or any Term Loan Lender's claim therefor is allowed or allowable in the Insolvency Proceeding.

         TERM LOAN DOCUMENTS. Collectively, the "Loan Documents" as such term is defined in the Term Loan Agreement.

         TERM LOAN EVENT OF DEFAULT. An "Event of Default" as such term is defined in the Term Loan Agreement.

         TERM LOAN PRIMARY COLLATERAL. All of the Real Estate, Equipment (as defined in the UCC) and Fixtures (as defined in the UCC) of the Credit Parties which is subject to a mortgage, lien or security interest pursuant to the Term Loan Documents, together with all identifiable proceeds of the foregoing.

         TERM LOAN RELEASE EVENT. After the occurrence and during the continuance of a Term Loan Event of Default, but prior to the commencement of an Insolvency Proceeding, the written request of the Term Loan Agent delivered to the Revolving Agent requesting that the Revolving Agent release its lien on any Term Loan Primary Collateral to be sold or otherwise disposed of, such written request to be delivered to the Revolving Agent not less than five (5) days prior to the proposed sale or disposition of any Term Loan Primary Collateral.

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         TERM LOAN  TERMINATION  DATE.  The first date on  which  the  erm Loan
Lenders have received payment in full in cash of all of the Priority Term Loan Debt.

         UCC. The Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the Commonwealth of Massachusetts; PROVIDED, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

                           2. SECURITY INTERESTS; PRIORITIES.

         2.1. ACKNOWLEDGEMENT OF LIENS. Subject to the provisions of this Intercreditor Agreement, the Revolving Agent hereby acknowledges that the Term Loan Agent has been granted Liens upon all of the Collateral pursuant to the Term Loan Documents to secure the Term Loan Debt and further acknowledges and agrees that the Term Loan Debt is entitled to be secured on a first priority basis by the Term Loan Primary Collateral. Subject to the provisions of this Intercreditor Agreement, the Term Loan Agent hereby acknowledges that the Revolving Agent has been granted Liens upon all of the Collateral pursuant to the Loan Documents to secure the Bank Debt, and further acknowledges and agrees that the Bank Debt is entitled to be secured on a first priority basis in all the Revolving Primary Collateral.

         2.2. PRIORITIES.

         (a) The parties agree that, at all times, whether before during or after any Insolvency Proceeding, liens on the Revolving Primary Collateral securing the Priority Bank Debt shall be senior to the liens on the Revolving Primary Collateral securing the Term Loan Debt irrespective of the time or manner of perfection or the execution, delivery or issuance of any thereof.

         (b) The parties agree that, at all times, whether before during or after any Insolvency Proceeding, liens on the Term Loan Primary Collateral securing the Priority Term Loan Debt shall be senior to the liens on the Term Loan Primary Collateral securing the Bank Debt irrespective of the time or manner of perfection or the execution, delivery or issuance of any thereof.

         2.3. APPLICATION OF COLLATERAL PROCEEDS.

         (a) All proceeds of the Revolving Primary Collateral received or collected by any Credit Party, the Revolving Agent or the Term Loan Agent shall be applied: FIRST, to the payment of the Priority Bank Debt, including the provision of cash collateral in an amount equal to 103% of the undrawn amount of any Letters of Credit constituting Priority Bank Debt and in an amount equal to 100% of the obligations in respect of Cash Management Obligations constituting Priority Bank Debt, and to the payment of interest, costs, fees, expenses and indemnities constituting Priority Bank Debt; SECOND, after a Lien Enforcement Action, to the payment of the Priority Term Loan Debt, including the payment of interest, costs, fees, expenses and indemnities constituting Priority Term Loan Debt, in each case, to the extent due and payable; THIRD, to the payment of Excluded Bank Debt and, with respect to Excluded Bank Debt consisting of issued and outstanding Letters of Credit, the provision of cash collateral in respect of such Letters of Credit (in an amount not to exceed 103% of the aggregate undrawn face amount of such Letters of Credit); and FOURTH, after a Lien Enforcement Action, to the payment of Excluded Term Loan Debt.

         (b) All proceeds of the Term Loan Primary Collateral received or collected by any Credit Party, the Term Loan Agent or the Revolving Agent shall be applied: FIRST, to the payment of the Priority Term Loan Debt, and to the payment of interest, costs, fees, expenses and indemnities constituting Priority Term Loan Debt, in each case, to the extent then due and payable; SECOND, after a Lien Enforcement Action, to the payment of the Priority Bank Debt, including the payment of interest, costs, fees, expenses and indemnities constituting Priority Bank Debt, in each case, to the extent then due and payable; THIRD, to the payment of Excluded Term Loan Debt; and FOURTH, after a Lien Enforcement Action, to the payment of Excluded Bank Debt.

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         2.4. FURTHER ASSURANCES.

         (a) The Term Loan Agent hereby agrees, upon request of the Revolving Agent at any time and from time to time, to execute such other documents or instruments as may be requested by the Revolving Agent further to evidence of public record or otherwise the senior priority of the liens on the Revolving Primary Collateral securing the Priority Bank Debt as contemplated hereby.

         (b) The Revolving Agent hereby agrees, upon request of the Term Loan Agent at any time and from time to time, to execute such other documents or instruments as may be requested by the Term Loan Agent further to evidence of public record or otherwise the senior priority of the liens on the Term Loan Primary Collateral securing the Priority Term Loan Debt as contemplated hereby.

         2.5. BOOKS AND RECORDS. The Term Loan Agent and the Revolving Agent further agree to maintain on their respective books and records such notations as the Revolving Agent or the Term Loan Agent may reasonably request to reflect the lien subordination contemplated hereby and to perfect or preserve the rights of the Revolving Agent and the Term Loan Agent hereunder.

         2.6. LIEN VALIDITY. The subordination provisions contained herein relate solely to the priority of liens granted to the Revolving Agent and the Term Loan Agent by the Credit Parties. It is the Revolving Agent's responsibility to ensure the validity, perfection and enforceability of the liens granted by the Credit Parties to the Revolving Agent for the benefit of itself and the Revolving Lenders. It is the Term Loan Agent's responsibility to ensure the validity, perfection and enforceability of the liens granted by the Credit Parties to the Term Loan Agent for the benefit of itself and the Term Loan Lenders. Except as expressly set forth herein, (a) neither the Revolving Agent nor any Revolving Lender shall have any duties to the Term Loan Agent or the Term Loan Lenders with respect to the Collateral and (b) neither the Term Loan Agent nor any Term Loan Lender shall have any duties to the Revolving Agent or the Revolving Lenders with respect to the Collateral. The Term Loan Agent and the Term Loan Lenders agree that they will not contest the validity, perfection, priority or enforceability of the claims of the Revolving Agent and the Revolving Lenders with respect to the Priority Bank Debt or the liens upon the Collateral in favor of the Revolving Agent. The Revolving Agent and the Revolving Lenders agree that they will not contest the validity, perfection, priority or enforceability of the claims of the Term Loan Agent and the Term Loan Lenders with respect to the Priority Term Loan Debt or the liens upon the Collateral in favor of the Term Loan Agent.

         2.7. NOT DEBT SUBORDINATION.

         (a) Nothing in this Intercreditor Agreement shall be deemed to subordinate the right of Term Loan Lenders to receive payment from a source other than the Revolving Primary Collateral (whether before or after the occurrence of any default, event of default or Insolvency Proceeding), it being the intent of the parties hereto that, to the extent provided in this Intercreditor Agreement, the lien of the Term Loan Agent with respect to the Revolving Primary Collateral shall be junior to the lien of the Revolving Agent with respect to the Revolving Primary Collateral to the extent of the respective lien priorities provided for in this Intercreditor Agreement.

         (b) Nothing in this Intercreditor Agreement shall be deemed to subordinate the right of Revolving Lenders to receive payment from a source other than the Term Loan Primary Collateral (whether before or after the occurrence of any default, event of default or Insolvency Proceeding), it being the intent of the parties hereto that, to the extent provided in this Intercreditor Agreement, the lien of the Revolving Agent with respect to the Term Loan Primary Collateral shall be junior to the lien of the Term Loan Agent with respect to the Term Loan Primary Collateral to the extent of the respective lien priorities provided for in this Intercreditor Agreement.

         2.8. COLLATERAL RELEASE.

         (a) Following the occurrence of a Revolving Release Event, upon the request of the Revolving Agent with respect to the Revolving Primary Collateral identified in such request (which request shall specify the proposed terms of the proposed transfer, sale or other disposition and the type and amount of consideration to be received in connection therewith), the Term Loan Agent on behalf of the Term Loan Lenders shall:

                  (i) release or otherwise terminate its liens on such Revolving Primary Collateral (to the same extent that the Revolving Agent shall release or terminate its liens on such Collateral), to the extent such Revolving Primary Collateral is to be sold or otherwise disposed of either by (i) the Revolving Agent or its agents, or (ii) any Credit Party with the consent of the requisite Revolving Lenders;

                  (ii) deliver such release documents as the Revolving Agent may reasonably require in connection therewith; PROVIDED that if the closing of the sale or disposition of such Revolving Primary Collateral is not consummated within thirty (30) days of receipt by the Revolving Agent of such release documents from the Term Loan Agent, the Revolving Agent shall promptly return all release documents to the Term Loan Agent; and

                  (iii) be deemed to have consented under the Term Loan Agreement to such sale or other disposition; PROVIDED that such deemed consent shall lapse in the event such sale or other disposition does not occur within thirty (30) days of receipt by the Revolving Agent of the relevant release documents from the Term Loan Agent.

         (b) The effectiveness of any such release, termination and/or consent by the Term Loan Agent under clause (a) above shall be subject to (i) the sale or other disposition of the Revolving Primary Collateral described in such request on the terms described in such request or on substantially similar terms and in a commercially reasonable manner, (ii) the application of all of the net proceeds of such sale or other disposition promptly by the Revolving Agent or the Term Loan Agent as specified in SECTION 2.3(A) hereof and Section 12.4 of the Revolving Credit Agreement (as in effect on the date hereof) to reduce the Priority Bank Debt, and (iii) the rights of the Term Loan Agent under SECTION 2.9(A).

         (c) Following the occurrence of a Term Loan Release Event, upon the request of the Term Loan Agent with respect to the Term Loan Primary Collateral identified in such request (which request shall specify the proposed terms of the proposed transfer, sale or other disposition and the type and amount of consideration to be received in connection therewith), the Revolving Agent on behalf of the Revolving Lenders shall:

                  (i) release or otherwise terminate its liens on such Term Loan Primary Collateral (to the same extent that the Term Loan Agent shall release or terminate its liens on such Collateral), to the extent such Term Loan Primary Collateral is to be sold or otherwise disposed of either by (i) the Term Loan Agent or its agents, or (ii) any Credit Party with the consent of the requisite Term Loan Lenders;

                  (ii) deliver such release documents as the Term Loan Agent may reasonably require in connection therewith; PROVIDED that if the closing of the sale or disposition of such Term Loan Primary Collateral is not consummated within thirty (30) days of receipt by the Term Loan Agent of such release documents from the Revolving Agent, the Term Loan Agent shall promptly return all release documents to the Revolving Agent; and

                  (iii) be deemed to have consented under the Revolving Credit Agreement to such sale or other disposition; PROVIDED that such deemed consent shall lapse in the event such sale or other disposition does not occur within thirty (30) days of receipt by the Term Loan Agent of the relevant release documents from the Revolving Agent.

         (d) The effectiveness of any such release, termination and/or consent by the Revolving Agent under clause (c) above shall be subject to (i) the sale or other disposition of the Term Loan Primary Collateral described in such request on the terms described in such request or on substantially similar terms and in a commercially reasonable manner, (ii) the application of all of the net proceeds of such sale or other disposition promptly by the Term Loan Agent or the Revolving Agent as specified in SECTION 2.3(B) hereof and Section 12.4 of the Term Loan Agreement (as in effect on the date hereof) to reduce the Priority Term Loan Debt and (iii) the rights of the Revolving Agent under SECTION 2.9(B).

         2.9. CONSENT TO USE OF INTELLECTUAL PROPERTY; ACCESS TO AND USE OF TERM LOAN PRIMARY COLLATERAL.

         (a) If so requested at any time by the Term Loan Agent, the Revolving Agent shall deliver its written consent (given without any representation, warranty or obligations whatsoever) to any grant by any Credit Party to the Term Loan Agent of a non-exclusive royalty-free license to use any patent, trademark, copyright, proprietary information or other intellectual property (including, without limitation, proprietary and non-proprietary software included in, or used or useful in connection with, any equipment constituting Term Loan Collateral) of such Credit Party that constitutes Revolving Primary Collateral, in connection with the enforcement of any lien held by the Term Loan Agent on any equipment constituting Term Loan Primary Collateral and to the extent that the use of such patent, trademark, copyright or proprietary information is necessary or reasonably appropriate, in the good faith opinion of the Term Loan Agent, to operate, repair remove or sell any such equipment in a lawful manner. In the event that the Revolving Agent sells or otherwise disposes of any software that is necessary for the operation of any Term Loan Primary Collateral, absent the consent of the Term Loan Agent, the purchaser of such software shall expressly acknowledge in writing that its purchase is subject to the Term Loan Agent's rights (to the extent such rights remain in effect) and obligations under this SECTION 2.9(A).

         (b) The Term Loan Agent and the Credit Parties covenant, agree and confirm that the Revolving Agent and its representatives, designees and agents shall have full and complete access to, and a license to occupy and use, the Term Loan Primary Collateral, until that date which is 90 calendar days following the Occupancy Commencement Date, as necessary or reasonably appropriate (i) in connection with any Lien Enforcement Action and (ii) to protect, secure, store, maintain, assemble, manufacture and otherwise enforce the rights of the Credit Parties or the Revolving Agent in and to the Revolving Primary Collateral, in each case, subject to following terms and conditions:

                  (i) All physical damage (other than reasonable ordinary wear and tear) to the Term Loan Primary Collateral caused by the Revolving Agent or its representatives, designees or agents shall be promptly repaired to the condition comparable to that immediately prior to such damage being caused by the Revolving Agent or such representative, designee or agent by the Revolving Agent at its sole expense. To the extent that the Revolving Agent has not repaired such Term Loan Primary Collateral as provided in this CLAUSE (I), the Term Loan Agent may repair such damage to the condition comparable to that immediately prior to such damage being caused by the Revolving Agent or such representative, designee or agent, and Revolving Agent shall promptly reimburse the Term Loan Agent for the reasonable cost of the same upon delivery of documentation evidencing such expenses, such documentation to be in form, scope and substance reasonably satisfactory to the Revolving Agent and the Term Loan Agent. The Revolving Agent shall not have any liability to the Term Loan Agent or Term Loan Lenders as a result of any condition (including environmental condition, claim or liability) on or with respect to the Term Loan Primary Collateral or damage to any Term Loan Primary Collateral which existed prior to the Revolving Agent or its agents use of the Term Loan Primary Collateral and the Revolving Agent shall have no duty or liability to maintain the Term Loan Primary Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the Revolving Agent.

                  (ii) In the event that the Term Loan Agent sells or otherwise disposes of all or any portion of the Term Loan Primary Collateral prior to the expiration of the 90 calendar day period described above, absent the consent of the Revolving Agent, any purchaser of such Term Loan Primary Collateral shall expressly acknowledge in writing that its purchase is subject to the Revolving Agent's rights (to the extent such rights remain in effect) and obligations under this SECTION 2.9(B).

         (c) The Term Loan Agent hereby agrees not to interfere with the right of the Revolving Agent under Section 7.15 of the Credit Agreement to visit and inspect the properties of the Credit Parties and to conduct examinations and verifications of all the Collateral.

         (d) The Revolving Agent hereby agrees not to interfere with the right of the Term Loan Agent under Section 7.15 of the Term Loan Agreement to visit and inspect the properties of the Credit Parties and to conduct examinations and verifications of all the Collateral.

         (e) Notwithstanding the inclusion of software and intellectual property assets in the Revolving Primary Collateral, in the event that the Term Loan Agent sells any Term Loan Primary Collateral containing any embedded software constituting Revolving Primary Collateral, (i) the Term Loan Agent may, notwithstanding anything contained herein to the contrary, sell such software and intellectual property assets and the Revolving Agent shall release its liens on such Collateral pursuant to the provisions of SECTION 2.8(C) and (ii) the proceeds thereof shall be applied pursuant to SECTION 2.3(B).

         (f) Each of the Credit Parties hereby agrees and acknowledges the terms of this SECTION 2.9.

         3.       OBLIGATIONS OF THE CREDIT PARTIES; REMEDY STANDSTILL.

         3.1. OBLIGATIONS.

         (a) Nothing contained herein shall impair as between the Credit Parties and the Term Loan Lenders, the obligation of the Credit Parties to pay to the Term Loan Lenders all amounts payable in respect of the Term Loan Debt as and when the same shall become due and payable in accordance with the terms of the Term Loan Agreement, subject to the rights of the Revolving Agent and the Revolving Lenders hereunder. Nothing in this Intercreditor Agreement shall have any effect on the right of the Term Loan Agent, for the benefit of the Term Loan Lenders, to accelerate the maturity date of the Term Loan Debt pursuant to the terms of the Term Loan Agreement or, except as expressly set forth in SECTION 3.2, to exercise all other rights, powers and remedies otherwise permitted by applicable law or under the Term Loan Documents or this Intercreditor Agreement. Any Lien Enforcement Action taken by the Term Loan Lenders will be done in accordance with the provisions of this Intercreditor Agreement.

         (b) Nothing contained herein shall impair as between the Credit Parties and the Revolving Lenders, the obligation of the Credit Parties to pay to the Revolving Lenders all amounts payable in respect of the Bank Debt as and when the same shall become due and payable in accordance with the terms of the Revolving Credit Agreement, subject to the rights of the Term Loan Agent and the Term Loan Lenders hereunder. Nothing in this Intercreditor Agreement shall have any effect on the right of the Revolving Agent, for the benefit of the Revolving Lenders, to accelerate the maturity date of the Bank Debt pursuant to the terms of the Revolving Credit Agreement or, except as expressly set forth in SECTION 3.2, to exercise all other rights, powers and remedies otherwise permitted by applicable law or under the Loan Documents or this Intercreditor Agreement. Any Lien Enforcement Action taken by the Revolving Lenders will be done in accordance with the provisions of this Intercreditor Agreement.

         3.2. REMEDY STANDSTILL.

         (a) Until the Bank Loan Termination Date, the Term Loan Agent may not exercise any remedy (including any Lien Enforcement Action) against Revolving Primary Collateral in respect of the Term Loan Debt or notify account debtors or other Persons obligated on Revolving Primary Collateral of the assignment of any Credit Party's Accounts Receivable to the Revolving Agent and the Term Loan Agent. After the Bank Loan Termination Date, the Term Loan Agent may exercise any remedy against Revolving Primary Collateral in respect of the Term Loan Debt.

         (b) Until the Term Loan Termination Date, the Revolving Agent may not exercise any remedy (including any Lien Enforcement Action) against Term Loan Primary Collateral in respect of the Bank Debt. After the Term Loan Termination Date, the Revolving Agent may exercise any remedy against Term Loan Primary Collateral in respect of the Bank Debt.

                                 4. COLLATERAL.

         4.1. PAYMENTS HELD IN TRUST.

         (a) Until the Bank Loan Termination Date, the Term Loan Agent will hold in trust and immediately pay over to the Revolving Agent for the account of the Revolving Lenders and the Revolving Agent and for application in accordance with
SECTION 2.3(A) hereof, in the same form of payment received, with appropriate endorsements, any amounts that the Term Loan Agent or the Term Loan Lenders receive constituting proceeds of Revolving Primary Collateral that the Term Loan Lenders are not then entitled to apply to the Term Loan Debt pursuant to the provisions hereof; PROVIDED that the Revolving Agent will hold in trust and immediately pay over to the Term Loan Agent, for the account of the Term Loan Lenders and the Term Loan Agent, any proceeds in excess of the Priority Bank Debt to be applied to the Priority Term Loan Debt. No payments or distributions to the Revolving Agent or the Revolving Lenders of any cash, property or securities to which the Term Loan Lenders would be entitled except for the provisions of this Intercreditor Agreement, and no payment over to the Revolving Agent or the Revolving Lenders pursuant to this Intercreditor Agreement by the Term Loan Agent as between any Credit Party, its creditors (other than the Revolving Agent and the Revolving Lenders) and the Term Loan Agent, shall be deemed to be a payment by the Credit Parties to or on account of the Term Loan Debt.

         (b) Until the Term Loan Termination Date, the Revolving Agent will hold in trust and immediately pay over to the Term Loan Agent for the account of the Term Loan Lenders and the Term Loan Agent and for application in accordance with
SECTION 2.3(B) hereof, in the same form of payment received, with appropriate endorsements, any amounts that the Revolving Agent or the Revolving Lenders receive constituting proceeds of Term Loan Primary Collateral that the Revolving Lenders are not then entitled to apply to the Bank Debt pursuant to the provisions hereof; PROVIDED that the Term Loan Agent will hold in trust and immediately pay over to the Revolving Agent, for the account of the Revolving Lenders and the Revolving Agent, any proceeds in excess of the Priority Term Loan Debt to be applied to the Priority Bank Debt. No payments or distributions to the Term Loan Agent or the Term Loan Lenders of any cash, property or securities to which the Revolving Lenders would be entitled except for the provisions of this Intercreditor Agreement, and no payment over to the Term Loan Agent or the Term Loan Lenders pursuant to this Intercreditor Agreement by the Revolving Agent as between any Credit Party, its creditors (other than the Term Loan Agent and the Term Loan Lenders) and the Revolving Agent, shall be deemed to be a payment by the Credit Parties to or on account of the Bank Debt.

         4.2. APPOINTMENT OF REVOLVING AGENT AS AGENT. The Term Loan Agent hereby appoints the Revolving Agent as its agent to perfect by possession or control its lien in any of the Collateral (a) which lien is capable of being perfected by possession or control and (b) that is, at any time, delivered to and in the possession, or is under the control of the Revolving Agent, subject always to the rights of the Revolving Agent as prior lien holder. The Revolving Agent acknowledges that it holds such Collateral for the benefit of the Term Loan Agent upon and subject to the terms contained in this Intercreditor Agreement. The Revolving Agent agrees to turn over to the Term Loan Agent with appropriate endorsements any Revolving Primary Collateral in its possession upon payment in full of the Priority Bank Debt in cash. The Revolving Agent shall provide a written notice to the Term Loan Agent promptly following the Revolving Agent's receipt of a notice delivered pursuant to a landlord agreement of a default by a Credit Party under the applicable lease, but failure to give such notice shall not alter the rights or obligations of the parties hereto or result in any liability of the Revolving Agent.

         4.3. APPOINTMENT OF TERM LOAN AGENT AS AGENT. The Revolving Agent hereby appoints the Term Loan Agent as its agent to perfect by possession or control its lien in any of the Collateral which lien is capable of being perfected by possession or control and, notwithstanding the intention of the parties that the Revolving Agent hold such item for perfection, is delivered to and in the possession, or is under the control of the Term Loan Agent. The Term Loan Agent acknowledges that it holds such Collateral for the benefit of the Revolving Agent upon and subject to the terms contained in this Intercreditor Agreement. The Term Loan Agent agrees to turn over to the Revolving Agent with appropriate endorsements any Term Loan Primary Collateral in its possession upon payment in full of the Priority Term Loan Debt in cash.

         4.4. NO MARSHALING.

         (a) The Term Loan Agent agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim against the Revolving Agent or the Revolving Lenders the benefit of any marshaling right that a junior secured creditor might have under applicable law with respect to the Revolving Primary Collateral.

         (b) The Revolving Agent agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim against the Term Loan Agent or the Term Loan Lenders the benefit of any marshaling right that a junior secured creditor might have under applicable law with respect to the Term Loan Primary Collateral.

                           5. DEFENSE TO ENFORCEMENT.

         (a) If the Term Loan Agent, in contravention of the terms of this Intercreditor Agreement, shall commence, prosecute or participate in any suit, action or proceeding against any Revolving Primary Collateral, then the Credit Parties may interpose as a defense or plea the making of this Intercreditor Agreement, and the Revolving Agent or any Revolving Lender may intervene and interpose such defense or plea in its name or in the name of such Credit Party.

         (b) If the Revolving Agent, in contravention of the terms of this Intercreditor Agreement, shall commence, prosecute or participate in any suit, action or proceeding against any Term Loan Primary Collateral, then the Credit Parties may interpose as a defense or plea the making of this Intercreditor Agreement, and the Term Loan Agent or any Term Loan Lender may intervene and interpose such defense or plea in its name or in the name of such Credit Party.

              6. RESTRICTIONS ON ADVANCES; ADDITIONAL AGREEMENTS.

         6.1. ADVANCES RESULTING IN TERM LOAN AGREEMENT BREACHES. If the Revolving Agent or any Revolving Lender should honor a request by the Borrower for a loan, advance or other financial accommodation under the Revolving Credit Agreement or otherwise, whether or not the Revolving Agent or any Revolving Lender has knowledge that the honoring of such request would result in a Term Loan Event of Default, or act, condition or event which with notice or passage of time or both would constitute a Term Loan Event of Default, in no event shall the Revolving Agent or any Revolving Lender have any liability to the Term Loan Agent or any Term Loan Lender as a result of such breach, and, without limiting the generality of the foregoing, the Term Loan Agent and the Term Loan Lenders agree that the Revolving Lenders shall not have any liability for tortious interference with contractual relations or for inducement by the Revolving Lenders of any Credit Party to breach of contract or otherwise. Nothing contained in this SECTION 6.1 shall limit, impair or waive (i) the provisions of
SECTION 2.3 hereof and the limitations on Priority Bank Debt contained herein or
(ii) any right that the Term Loan Agent and the Term Loan Lenders have to enforce any of the provisions of the Term Loan Documents against any Credit Party.

         6.2. MODIFICATIONS TO REVOLVING CREDIT AGREEMENT RELATING TO AVAILABILITY. Without the prior written consent of the Term Loan Agent, the Revolving Agent and the Revolving Lenders shall not make amendments or modifications to the definition of "Borrowing Base", or any of the component definitions thereof, or increase the percentage advance rates thereunder above the rates in effect on the Closing Date, or release or decrease the Availability Reserve, in each case, in a manner which would result in a greater amount of credit being provided to the Borrower as an advance against the Borrowing Base; PROVIDED, however, the Revolving Agent's discretion to establish and release reserves (other than the Availability Reserve), decrease advances rates and to determine eligibility shall not be limited.

                        7. LENDERS' FREEDOM OF DEALING.

         7.1. MODIFICATIONS TO REVOLVING CREDIT AGREEMENT. The Term Loan Agent agrees, with respect to the Bank Debt, the Revolving Credit Agreement and the other Loan Documents and any and all collateral therefor or guaranties thereof, that the Credit Parties and the Revolving Lenders may, subject to the provisions of SECTION 6.2, agree to modify the terms of any of the Bank Debt, and the Revolving Lenders may, subject to the provisions of SECTION 6.2, grant extensions of the time of payment or performance to and make compromises, including releases of Collateral or guaranties, and settlements with the Credit Parties and all other persons, in each case without the consent of the Term Loan Agent or the Credit Parties and without affecting the agreements of the Term Loan Agent contained in this Intercreditor Agreement. If the Revolving Lenders should amend or waive any provision of the Loan Documents, whether or not any Revolving Lender has knowledge that such amendment or waiver would result in a breach of any Term Loan Documents or a Term Loan Event of Default, or act, condition or event which with notice or passage of time or both would constitute a Term Loan Event of Default, in no event shall any Revolving Lender have any liability to the Term Loan Agent or any Term Loan Lender as a result of such breach.

         7.2. MODIFICATIONS TO TERM LOAN AGREEMENT. The Revolving Agent agrees, with respect to the Term Loan Debt, the Term Loan Agreement and the other Term Loan Documents and any and all collateral therefor or guaranties thereof, that the Credit Parties and the Term Loan Lenders may agree to modify the terms of any of the Term Loan Debt, and the Term Loan Lenders may grant extensions of the time of payment or performance to and make compromises, including releases of Collateral or guaranties, and settlements with the Credit Parties and all other persons, in each case without the consent of the Revolving Agent or the Credit Parties and without affecting the agreements of the Revolving Agent contained in this Intercreditor Agreement. If the Term Loan Lenders should amend or waive any provision of the Term Loan Agreement, whether or not the Term Loan Agent or any Term Loan Lender has knowledge that such amendment or waiver would result in a breach of any Loan Documents or an Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default, in no event shall the Term Loan Agent or any Term Loan Lender have any liability to the Revolving Agent or any Revolving Lender as a result of such breach.

         7.3. NOTIFICATIONS OF MODIFICATIONS TO AGREEMENTS.

         (a) The Revolving Agent shall provide prompt written notice to the Term Loan Agent of any amendment or modification to the Loan Documents, but failure to give such notice shall not alter the rights or obligations of the parties hereto.

         (b) The Term Loan Agent shall provide prompt written notice to the Revolving Agent of any amendment or modification to the Term Loan Documents, but failure to give such notice shall not alter the rights or obligations of the parties hereto.

         7.4. NOTIFICATIONS OF DEFAULTS.

         (a) The Term Loan Agent shall provide a written notice to the Revolving Agent promptly following the occurrence of a Term Loan Event of Default of which the Term Loan Agent is aware, but failure to give such notice shall not alter the rights or obligations of the parties hereto.

         (b) The Revolving Agent shall provide a written notice to the Term Loan Agent promptly following the occurrence of an Event of Default of which the Revolving Agent is aware, but failure to give such notice shall not alter the rights or obligations of the parties hereto.

         7.5. APPRAISALS, ETC.

         (a) The Revolving Agent shall provide the Term Loan Agent with copies of all appraisals, environmental exams or similar reports and bank statements and other account information received by the Revolving Agent in connection with the Revolving Credit Agreement and the other Loan Documents (collectively, the "REVOLVING CREDIT MATERIALS") and the Credit Parties irrevocably, by their execution hereof, direct and authorize the Revolving Agent to do so. The Term Loan Agent agrees that such Revolving Credit Materials are delivered without representation or warranty by, and without recourse to, the Revolving Agent and the Revolving Lenders.

         (b) The Term Loan Agent shall provide the Revolving Agent with copies of all appraisals, environmental exams or similar reports and bank statements and other account information received by the Term Loan Agent in connection with the Term Loan Agreement and the other Term Loan Documents (collectively, the "TERM LOAN MATERIALS") and the Credit Parties irrevocably, by their execution hereof, direct and authorize the Term Loan Agent to do so. The Revolving Agent agrees that such Term Loan Materials are delivered without representation or warranty by, and without recourse to, the Term Loan Agent and the Term Loan Lenders.

                              8. SALE OF THE DEBT.

         (a) No Term Loan Lender will sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the Term Loan Debt to any person other than a person who agrees in writing to become a party hereto and to succeed to the rights and to be bound by all of the obligations of such Term Loan Lender hereunder.

         (b) No Revolving Lender will sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the Bank Debt to any person other than a person who agrees in writing to become a party hereto and to succeed to the rights and to be bound by all of the obligations of such Revolving Lender hereunder.

                             9. BANKRUPTCY MATTERS.

         9.1. INSOLVENCY. This Intercreditor Agreement and the priorities provided for herein shall be applicable with respect to all liens obtained by the Revolving Agent, any Revolving Lender, the Term Loan Agent or any Term Loan Lender (whether obtained before or after the filing of any petition by or against any Credit Party under applicable Insolvency Laws and all converted or succeeding cases in respect thereof). The relative rights of the Revolving Agent and any Revolving Lenders and the Term Loan Agent and the Term Loan Lenders in or to any distributions from or in respect of any Collateral or proceeds of Collateral shall continue after the filing of any such Insolvency Proceeding on the same basis as prior to the commencement of any such Insolvency Proceeding, subject to any Court order approving Post-Petition Financing by Post-Petition Lenders in favor of, or use of cash collateral by, any Credit Party as debtor-in-possession.

         9.2. POST-PETITION FINANCING.

         (a) Subject to SECTION 9.5(B), if any Credit Party shall become subject to an Insolvency Proceeding and any of the Credit Parties or any trustee therefore moves for approval of financing to be provided in good faith by the Revolving Agent or the Revolving Lenders (in such capacity, the "REVOLVING POST-PETITION LENDERS") under applicable Insolvency Laws or the use of cash collateral with the consent of the Revolving Agent under applicable Insolvency Laws (such use of cash collateral and any such financing provided by the Revolving Post-Petition Lenders, the "REVOLVING POST-PETITION FINANCING"), the Term Loan Agent and the Term Loan Lenders agree that no objection will be raised by them to any such financing so long as: (i) the interest rate, fees, advance rates, lending sublimits and limits and other terms are commercially reasonable under the circumstances, (ii) the Term Loan Agent and the Term Loan Lenders retain a lien on the pre-petition Collateral (including proceeds thereof arising after the commencement of such proceeding) with the same priority as existed prior to the commencement of the case under applicable Insolvency Laws, (iii) the Term Loan Agent and the Term Loan Lenders receive, as adequate protection, a replacement lien on post-petition assets to the same extent granted to the Revolving Post-Petition Lenders, such replacement lien to be subordinate only to
(A) the lien of such Revolving Post-Petition Lenders, (B) the lien of the Revolving Agent and the Revolving Lenders with respect to the pre-petition obligations and (C) any adequate protection lien provided to the Revolving Agent and the Revolving Lenders, (iv) without limiting the provisions of SECTION
9.5(B), any lien on the Term Loan Primary Collateral granted to the Revolving Post-Petition Lenders to secure the Revolving Post-Petition Financing or to the Revolving Agent or Revolving Lenders as adequate protection for the pre-petition Bank Debt, shall be subject and subordinate to the adequate protection replacement lien of the Term Loan Agent and Term Loan Lenders on the Term Loan Primary Collateral, (v) the Revolving Post-Petition Lenders agree that they will not make, issue or incur loans or letter of credit accommodations pursuant to such post-petition financing that would intentionally and with actual knowledge cause the sum of (x) the aggregate outstanding principal amount of such loans and letter of credit accommodations made pursuant to such post-petition financing PLUS (y) the outstanding principal amount of pre-petition Revolving Loans and Letters of Credit to exceed the sum of (i) the Maximum Bank Debt plus
(ii) $750,000, and (vi) such financing or use of cash collateral is subject to the terms of this Intercreditor Agreement. The Term Loan Agent and the Term Loan Lenders agree that any objection will be limited to the extent of any non-compliance with the provisions of clauses (i) through (vi) in the preceding sentence.

         (b) Subject to SECTION 9.5(A), if any Credit Party shall become subject to an Insolvency Proceeding and any of the Credit Parties or any trustee therefore moves for approval of financing to be provided in good faith by the
Term Loan Agent or the Term Loan Lenders (in such capacity, the "TERM LOAN POST-PETITION LENDERS" and together with the Revolving Post-Petition Lenders, the " POST-PETITION LENDERS") under applicable Insolvency Laws (such financing provided by the Term Loan Post-Petition Lenders, the "TERM LOAN POST-PETITION FINANCING" and together with the Revolving Post-Petition Financing, the "POST-PETITION FINANCING"), the Revolving Agent and the Revolving Lenders agree that no objection will be raised by them to any such financing so long as: (i) the interest rate, fees, advance rates, lending sublimits and limits and other terms are commercially reasonable under the circumstances, (ii) the Revolving Agent and the Revolving Lenders retain a lien on the pre-petition Collateral (including proceeds thereof arising after the commencement of such proceeding) with the same priority as existed prior to the commencement of the case under applicable Insolvency Laws, (iii) the Revolving Agent and the Revolving Lenders receive, as adequate protection, a replacement lien on post-petition assets to the same extent granted to the Term Loan Post-Petition Lenders, such replacement lien to be subordinate only to (A) the lien of such Term Loan Post-Petition
Lenders, (B) the lien of the Term Loan Agent and the Term Loan Lenders with respect to the pre-petition obligations and (C) any adequate protection lien provided to the Term Loan Agent and the Term Loan Lenders, (iv) without limiting the provisions of SECTION 9.5(A), any lien on the Revolving Primary Collateral granted to the Term Loan Post-Petition Lenders to secure the Term Loan Post-Petition Financing or to the Term Loan Agent or Term Loan Lenders as adequate protection for the pre-petition Bank Debt, shall be subject and subordinate to the adequate protection replacement lien of the Revolving Agent and Revolving Lenders on the Revolving Primary Collateral, (v) the Term Loan Post-Petition Lenders agree that they will not make, issue or incur loans or letter of credit accommodations pursuant to such post-petition financing that would intentionally and with actual knowledge cause the aggregate outstanding principal amount of such loans and letter of credit accommodations made pursuant to such post-petition financing to exceed the sum of (x) the outstanding amount of pre-petition Priority Term Loan Debt PLUS (y) $750,000 PLUS (z) the amount not already advanced, if any, of the $2,500,000 of additional permitted Priority Term Loan Debt referred to in clause (b) of the proviso in the definition of "Excluded Term Loan Debt", and (vi) such financing is subject to the terms of this Intercreditor Agreement. The Revolving Agent and the Revolving Lenders agree that any objection will be limited to the extent of any non-compliance with the provisions of clauses (i) through (vi) in the preceding sentence.

         9.3. VOTING.

         (a) In any such Insolvency Proceeding, the Term Loan Agent and the Term Loan Lenders shall not vote with respect to any plan or take any other action in any way so as to contest (a) the validity of any Priority Bank Debt (including any claim for post-petition interest thereon) or any collateral or guaranties thereof, (b) the relative rights and duties of any holders of any Priority Bank Debt established in any instruments or agreements creating or evidencing any of the Bank Debt with respect to any of such collateral or guaranties or (c) the Term Loan Agent's and the Term Loan Lenders' obligations and agreements set forth in this Intercreditor Agreement.

         (b) In any such Insolvency Proceeding, the Revolving Agent and the Revolving Lenders shall not vote with respect to any plan or take any other action in any way so as to contest (a) the validity of any Priority Term Loan Debt (including any claim for post-petition interest thereon) or any collateral or guaranties thereof, (b) the relative rights and duties of any holders of any Priority Term Loan Debt established in any instruments or agreements creating or evidencing any of the Term Loan Debt with respect to any of such collateral or guaranties or (c) the Revolving Agent's and the Revolving Lenders' obligations and agreements set forth in this Intercreditor Agreement.

         9.4. ALTERNATIVE FINANCINGS.

         (a) Subject to SECTION 9.5(B),  the provisions  hereof shall not impair
(i) the right of the Revolving Agent and the Revolving Lenders in any such Insolvency Proceeding to provide Revolving Post-Petition Financing or consent to the use of cash collateral on terms other than as set forth herein or (ii) with respect to any Revolving Post-Petition Financing which is provided on terms other than those set forth in SECTION 9.2(A), the rights of the Term Loan Agent and the Term Loan Lenders to object to any such Revolving Post-Petition Financing on any basis, including failure to provide "adequate protection".

         (b) Subject to SECTION 9.5(A),  the provisions  hereof shall not impair
(i) the right of the Term Loan Agent and the Term Loan Lenders in any such Insolvency Proceeding to provide Term Loan Post-Petition Financing on terms other than as set forth herein or (ii) with respect to any Term Loan Post-Petition Financing which is provided on terms other than those set forth in
SECTION 9.2(B), the rights of the Revolving Agent and the Revolving Lenders to object to any such Term Loan Post-Petition Financing on any basis, including failure to provide "adequate protection".

         9.5. CERTAIN AGREEMENTS.

         (a) In any such Insolvency Proceeding, the Term Loan Agent agrees, for itself and the other Term Loan Lenders, that it shall not: (i) directly or indirectly, provide or offer to provide any Term Loan Post-Petition Financing secured by a lien senior to or pari passu with the liens of the Revolving Agent and the Revolving Lenders on the Revolving Primary Collateral, (ii) seek or request any adequate protection with respect to the Revolving Primary Collateral (other than replacement liens pursuant to SECTION 9.2(A)) or object to any adequate protection with respect to the Revolving Primary Collateral awarded to the Revolving Agent and the Revolving Lenders, or (iii) object to any sale or other disposition of Revolving Primary Collateral in accordance with Sections 363 or 365 of the U.S. Bankruptcy Code (or any similar provision of any other Insolvency Laws) approved by the Revolving Agent.

         (b) In any such Insolvency Proceeding, the Revolving Agent agrees, for itself and the other Revolving Lenders, that it shall not: (i) directly or indirectly, provide or offer to provide any Revolving Post-Petition Financing secured by a lien senior to or pari passu with the liens of the Term Loan Agent and the Term Loan Lenders on the Term Loan Primary Collateral, (ii) seek or request any adequate protection with respect to the Term Loan Primary Collateral (other than replacement liens pursuant to SECTION 9.2(B)) or object to any adequate protection with respect to the Term Loan Primary Collateral awarded to the Term Loan Agent and the Term Loan Lenders, or (iii) object to any sale or other disposition of Term Loan Primary Collateral in accordance with Sections 363 or 365 of the U.S. Bankruptcy Code (or any similar provision of any other Insolvency Laws) approved by the Term Loan Agent.

         10. CREDIT PARTIES' OBLIGATIONS ABSOLUTE.

         (a) Nothing contained in this Intercreditor Agreement shall impair, as between the Credit Parties and the Term Loan Lenders, the obligation of the Credit Parties to pay to the Term Loan Lenders all amounts payable in respect of the Term Loan Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Term Loan Agent (except as expressly otherwise provided in SECTIONS 2, 3 or 5 hereof) from exercising all rights, powers and remedies otherwise permitted by the Term Loan Documents and by applicable law upon a default in the payment or performance of its obligations in relation to the Term Loan Debt or under any of the Term Loan Documents, all, however, subject to the rights of the Revolving Agent and the Revolving Lenders as set forth in this Intercreditor Agreement. The failure of the Credit Parties to make any payment with respect to the Term Loan Debt in accordance with its terms by reason of the operation of this Intercreditor Agreement shall not be construed as preventing the occurrence of a default under the Term Loan Documents.

         (b) Nothing contained in this Intercreditor Agreement shall impair, as between the Credit Parties and the Revolving Lenders, the obligation of the Credit Parties to pay to the Revolving Lenders all amounts payable in respect of the Bank Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Revolving Agent (except as expressly otherwise provided in SECTIONS 2, 3 or 5 hereof) from exercising all rights, powers and remedies otherwise permitted by the Loan Documents and by applicable law upon a default in the payment or performance of its obligations in relation to the Bank Debt or under any of the Loan Documents, all, however, subject to the rights of the Term Loan Agent and the Term Loan Lenders as set forth in this Intercreditor Agreement. The failure of the Credit Parties to make any payment with respect to the Bank Debt in accordance with its terms by reason of the operation of this Intercreditor Agreement shall not be construed as preventing the occurrence of a default under the Loan Documents.

                        11. BANK LOAN TERMINATION DATE.

         (a) Upon the Bank Loan Termination Date, the Revolving Agent shall deliver all notices and/or certificates evidencing the transfer of Revolving Primary Collateral under the control of the Revolving Agent from the Revolving Agent to the Term Loan Agent.

         (b) Upon the Term Loan Termination Date, the Term Loan Agent shall deliver all notices and/or certificates evidencing the transfer of Term Loan Primary Collateral under the control of the Term Loan Agent from the Term Loan Agent to the Revolving Agent.

12. NOTICES. All notices and other communications which are required and may be given pursuant to the terms of this Intercreditor Agreement shall be in writing and shall be sufficient and effective in all respects if given in writing or telecopied, delivered or mailed by registered or certified mail, postage prepaid, as follows:

     If to the Revolving Agent:
                                        Bank of America, N.A.
                                        One Federal Street
                                        MA5-503-07-19
                                        Boston, MA  02110
                       Attention:       Matthew O'Keefe
                       Fax:             (617) 654-1167


     If to the Term Loan Agent:
                                        GB Merchant Partners, LLC
                                        101 Huntington Avenue, 10th Floor
                                        Boston, MA 02199
                       Attention:       D. Michael Murray
                       Fax:             (617) 210-7141


     If to the Credit Parties:
                                        c/o Quaker Fabric Corporation
                                        941 Grinnell Street
                                        Fall River, MA 84321
                       Attention:       Paul J. Kelly
                       Fax:             (508) 678-2656


or such other address or addresses as any party hereto shall have designated by written notice to the other parties hereto. Notices shall be deemed given and effective upon the earlier to occur of (i) the third day following deposit thereof in the U.S. mail or (ii) receipt by the party to whom such notice is directed.

13. GOVERNING LAW. THIS INTERCREDITOR AGREEMENT SHALL BE GOVERNED BY THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE A SEALED INSTRUMENT UNDER SUCH LAWS.

14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN
CONNECTION WITH THIS INTERCREDITOR AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE PARTIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAS BEEN INDUCED TO ENTER INTO THIS INTERCREDITOR AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

15. MISCELLANEOUS. This Intercreditor Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Intercreditor Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. The Revolving Agent may, in its sole and absolute discretion, waive any provisions of this Intercreditor Agreement benefiting the Revolving Agent and the Revolving Lenders; PROVIDED, HOWEVER, that such waiver shall be effective only if in writing and signed by the Revolving Agent and shall be limited to the specific provision or provisions expressly so waived. The Term Loan Agent may, in its sole and absolute discretion, waive any provisions of this Intercreditor Agreement benefiting the Term Loan Agent and the Term Loan Lenders; PROVIDED, HOWEVER, that such waiver shall be effective only if in writing and signed by the Term Loan Agent and shall be limited to the specific provision or provisions expressly so waived. This Intercreditor Agreement shall be binding upon the successors and assigns of the Term Loan Agent, the Term Loan Lenders, the Revolving Agent, the Revolving Lenders and the Credit Parties and shall inure to the benefit of the Revolving Agent, the Revolving Lenders, the Term Loan Agent and the Term Loan Lenders, their respective successors and assigns, any lender or lenders refunding or refinancing any of the Bank Debt or the Term Loan Debt and their respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. In the event of any inconsistency or conflict between the Loan Documents or the Term Loan Documents and this Intercreditor Agreement, such inconsistency or conflict will be governed by the terms of this Intercreditor Agreement and not the Loan Documents or the Term Loan Documents, as the case may be. This Intercreditor Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties with respect to the same.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement under seal as of the date first above written.


          REVOLVING AGENT: BANK OF AMERICA, N.A., as Revolving Agent



          By: /s/ Matthew O'Keefe
          -------------------------------------------------
          Name: Matthew O'Keefe
          Title: Senior Vice President



          TERM LOAN AGENT: GB MERCHANT PARTNERS, LLC, as Term Loan Agent




          By:________________________________________________
          Name:
          Title:



            CREDIT PARTIES:  QUAKER FABRIC CORPORATION OF FALL RIVER
                             QUAKER FABRIC CORPORATION
                             QUAKER TEXTILE CORPORATION
                             QUAKER FABRIC MEXICO, S.A. DE C.V.


               By:________________________________________________
                     Name:
                     Title: